UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06128)

Exact name of registrant as specified in charter:	Putnam Multi-Cap Growth Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period :	July 1, 2016 — June 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Multi-Cap Growth Fund

Annual report
6 | 30 | 17

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNOPX

Putnam
Multi-Cap Growth
Fund

Annual report
6 | 30 | 17

Consider these risks before investing: Stock values may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and/or midsize companies increase the risk of greater price fluctuations. You can lose money by investing in the fund.

Message from the Trustees

August 9, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and political risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

To find opportunities among thousands of stocks, Portfolio Manager Robert Brookby combines discipline and research with creativity and collaboration. Backed by more than 18 years of industry experience, Rob seeks stocks of U.S. companies of all sizes that offer durable, long-term growth potential.

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Investment opportunities emerge from a wide array of themes

Rob works with a team of analysts to develop investment themes and find broad areas of opportunity, and then narrows his focus to identify companies that he believes have fundamental strength, a competitive edge, and the potential to produce strong profits.

Putnam Multi-Cap Growth Fund
Innovating for a greener environment
Improving agricultural productivity
Delivering next-generation bandwidth
Enhancing cyber security
Enabling e-commerce growth
Developing home automation
Anticipating the demands of an aging population
Managing health-care costs

Thematic research guides investment decisions

Problem/trend	Solution/theme	Investment opportunity
Feeding a planet of 7 billion people	Improving agricultural productivity	Companies that can improve soil or crop yields
Skyrocketing mobile internet usage	Delivering next-generation bandwidth	Hardware, internet, IT security, and software firms

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/17. See above and pages 9–10 for additional fund performance information. Index descriptions can be found on page 13.

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Robert M. Brookby
Portfolio Manager

Rob has an M.B.A. from Harvard Business School and a B.A. from Northwestern University. He joined Putnam in 2008 and has been in the investment industry since 1999.

Rob, how was the environment for stock market investing during the reporting period?

U.S. stocks ended the period with solid gains during an interesting, but mostly calm, period for financial markets. The period began in July 2016, on the heels of a sharp market decline in response to Brexit — the decision by United Kingdom voters to leave the European Union. U.S. stock prices plummeted by more than 5% in the two days after the vote, followed by a dramatic three-day recovery.

The month of July brought a calm advance for the U.S. stock market, which continued throughout the summer before weakening in the weeks leading up to the U.S. presidential election. In the election’s aftermath, however, stock performance surged in anticipation of a new administration and the potential for corporate tax cuts, increased infrastructure spending, and a looser regulatory environment for many businesses. While most market observers expected post-election turmoil, many major U.S. stock market indexes hit record highs and ended 2016 on a positive note.

Investor optimism continued into the new year, and the market rally that began on the heels of the election remained intact through February before retreating somewhat in March. Major stock market indexes posted new milestones, which also boosted investor sentiment. The Dow Jones Industrial Average surpassed the 20,000 level in February, and the U.S. bull market observed its eighth anniversary in March.

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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By the end of March, however, investor enthusiasm over the so-called “Trump trade” started to waver, and stocks declined in the aftermath of the administration’s failure to repeal the Affordable Care Act. Two additional brief downturns came in April and May, but U.S. stocks continued to post gains and reached the midpoint of 2017 with solid year-to-date performance. At the same time, however, increased focus on political controversy stalled the Trump administration’s pro-growth initiatives, and investors became considerably more skeptical about its ability to make progress with business-friendly fiscal policies and reform.

How did the fund perform for the reporting period?

I am pleased to report that the fund gained 24.64%, outperforming the 20.72% return of its benchmark, the Russell 3000 Growth Index, and the 20.03% average return for funds in its Lipper peer group, Multi-Cap Growth Funds.

What were some holdings that helped fund performance?

The top contributor to performance during the period was the fund’s investment in Bank of America, a holding that is not part of the fund’s benchmark index. Despite volatility in the first half of 2016, the stock soared late last year in response to the Federal Reserve’s December interest-rate hike and post-election expectations for loosening regulations in the banking industry. Similarly, another top performer for the period was financial services firm Charles Schwab.

Another out-of-benchmark top performer was the stock of Shopify, a company that provides cloud-based technology for small and midsize businesses. The Shopify platform helps companies manage their business online, offering features such as mobile-optimized checkout systems and inventory management software. By the close of the period, Shopify had been sold from the portfolio.

Fund performance was also boosted by its investment in Micron Technology, a semiconductor company that benefited from a pickup in demand for its memory and storage products. Another performance highlight was Alphabet, formerly known as Google, which was also among the top contributors for the fiscal year. Investors have responded positively to the company’s reorganization, which was announced in August 2015. More recently, investors were pleased when the company — which had amassed significant levels of cash — announced a $7 billion stock buyback and continued to deliver better-than-expected earnings and revenue. In my view, Alphabet continues to represent an attractive growth opportunity, due in large part to its innovation and leadership in emerging areas such as self-driving cars and artificial intelligence.

What are some holdings or strategies that detracted from performance for the period?

The most significant detractor from fund performance was my decision to maintain an underweight position, versus the benchmark, in Apple, which performed well. The stock’s strength during the period was due in large part to investor enthusiasm over the prospect of corporate tax reform. While this could be helpful for Apple, I am more focused on developments that could enhance the company’s profitability and lead to durable long-term growth. As we see fewer innovative product launches from Apple and a smartphone market that has become more saturated, I remain cautious about Apple’s growth potential.

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Another detractor during the period was Walgreens Boots Alliance, the holding company for a number of international and U.S. retail pharmacy stores. The stock struggled partly as a result of investor disappointment when Walgreens halted its plan to acquire U.S. retail pharmacy chain Rite Aid. Oil price declines hurt the performance of Halliburton Company, a provider of services and products to oil and natural gas companies and a detractor in the fund’s portfolio for the period.

As the fund begins a new fiscal year, what is your outlook for the markets and economy?

It is worth noting that macroeconomic issues do not guide my day-to-day portfolio decisions, and I remain focused on characteristics of individual companies and multiyear, long-term growth drivers. However, I will say that my outlook for economic growth has dampened somewhat over the past few months. In early 2017, post-election investor excitement had driven the so-called “Trump trade” or “reflation trade” — based on the belief that the new administration’s business-friendly fiscal policies would result in a pivot to a higher economic growth rate.

However, as the focus in Washington revolved largely around potential scandals and dysfunction, progress on legislation came to a standstill and investors became concerned about a scarcity of growth opportunities. This led to significant outperformance from a narrow band of large-cap technology growth stocks. My outlook remains positive, but I believe we need to see investors embrace a wider array of stocks — including those in cyclical sectors that are closely tied to the economy, such as financials, materials, and industrials.

Thank you for your time and for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Multi-Cap Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (8/31/90)
Before sales charge	11.39%	101.48%	7.26%	105.09%	15.45%	30.46%	9.27%	24.64%

After sales charge	11.15	89.90	6.62	93.30	14.09	22.96	7.13	17.47

Class B (3/1/93)
Before CDSC	11.14	89.78	6.62	97.54	14.59	27.56	8.45	23.72

After CDSC	11.14	89.78	6.62	95.54	14.35	24.66	7.62	18.72

Class C (7/26/99)
Before CDSC	10.56	86.95	6.46	97.53	14.59	27.55	8.45	23.70

After CDSC	10.56	86.95	6.46	97.53	14.59	27.55	8.45	22.70

Class M (12/1/94)
Before sales charge	10.82	91.64	6.72	100.05	14.88	28.52	8.72	24.03

After sales charge	10.68	84.94	6.34	93.05	14.06	24.03	7.44	19.69

Class R (1/21/03)
Net asset value	11.12	96.48	6.99	102.53	15.16	29.49	9.00	24.34

Class Y (7/19/94)
Net asset value	11.63	106.59	7.53	107.68	15.74	31.44	9.54	24.96

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Multi-Cap Growth Fund 9

Comparative index returns For periods ended 6/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Russell 3000 Growth Index	9.59%	132.82%	8.82%	102.86%	15.20%	36.14%	10.83%	20.72%

Lipper Multi-Cap Growth
Funds category average*	10.21	103.51	7.23	89.08	13.48	25.77	7.86	20.03

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/17, there were 537, 478, 419, 288, and 36 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $18,978 and $18,695, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,494. A $10,000 investment in the fund’s class R and Y shares would have been valued at $19,648 and $20,659, respectively.

Fund price and distribution information For the 12-month period ended 6/30/17

Share value	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
	charge	charge	value	value	charge	charge	value	value

6/30/16	$67.21	$71.31	$53.91	$58.28	$59.09	$61.23	$65.36	$71.44

6/30/17	83.77	88.88	66.70	72.09	73.29	75.95	81.27	89.27

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

10 Multi-Cap Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the
fiscal year ended 6/30/16*	1.05%	1.80%	1.80%	1.55%	1.30%	0.80%

Annualized expense ratio for the
six-month period ended 6/30/17†‡	1.00%	1.75%	1.75%	1.50%	1.25%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 6/30/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/17 to 6/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.33	$9.31	$9.31	$7.99	$6.66	$4.00

Ending value (after expenses)	$1,151.00	$1,146.60	$1,146.70	$1,148.20	$1,149.50	$1,152.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Multi-Cap Growth Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/17, use the following calculation method. To find the value of your investment on 1/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.01	$8.75	$8.75	$7.50	$6.26	$3.76

Ending value (after expenses)	$1,019.84	$1,016.12	$1,016.12	$1,017.36	$1,018.60	$1,021.08

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Multi-Cap Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Multi-Cap Growth Fund 13

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2017, Putnam employees had approximately $493,000,000 and the Trustees had approximately $141,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Multi-Cap Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Multi-Cap Growth Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

16 Multi-Cap Growth Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 32 basis points expense limitation (reduced to 25 basis points effective September 1, 2016) until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least October 30, 2018. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive

Multi-Cap Growth Fund 17

funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets.

The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’

18 Multi-Cap Growth Fund

competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 591, 513 and 443 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle

Multi-Cap Growth Fund 19

of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Multi-Cap Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Multi-Cap Growth Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Multi-Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Multi-Cap Growth Fund (the “Fund”) as of June 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2017

22 Multi-Cap Growth Fund

The fund’s portfolio 6/30/17

COMMON STOCKS (98.3%)*	Shares	Value

Aerospace and defense (4.6%)

Airbus SE (France)	240,708	$19,794,568

BWX Technologies, Inc.	339,000	16,526,250

Northrop Grumman Corp.	377,649	96,946,275

United Technologies Corp.	419,300	51,200,723

		184,467,816

Banks (2.4%)

Bank of America Corp.	2,942,400	71,382,624

PacWest Bancorp	545,900	25,493,530

		96,876,154

Beverages (2.4%)

Constellation Brands, Inc. Class A	201,000	38,939,730

Monster Beverage Corp. †	400,389	19,891,326

PepsiCo, Inc.	318,200	36,748,918

		95,579,974

Biotechnology (3.5%)

Biogen, Inc. †	139,300	37,800,448

Bioverativ, Inc. †	186,465	11,219,599

Celgene Corp. †	356,968	46,359,434

Clovis Oncology, Inc. †	194,200	18,182,946

Ovid Therapeutics, Inc. † F	308,869	2,916,032

Regeneron Pharmaceuticals, Inc. †	48,300	23,722,062

		140,200,521

Building products (2.2%)

Fortune Brands Home & Security, Inc.	370,700	24,184,468

Johnson Controls International PLC	1,447,500	62,763,600

		86,948,068

Capital markets (2.6%)

Charles Schwab Corp. (The)	1,276,200	54,825,552

Hamilton Lane, Inc. Class A †	612,402	13,466,720

Invesco, Ltd.	782,000	27,518,580

WisdomTree Investments, Inc. S	1,017,000	10,342,890

		106,153,742

Chemicals (3.4%)

Albemarle Corp.	331,600	34,997,064

Sherwin-Williams Co. (The)	115,200	40,430,592

Symrise AG (Germany)	534,335	37,850,219

W.R. Grace & Co.	342,900	24,692,229

		137,970,104

Commercial services and supplies (1.2%)

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $69) (Private)
(Germany) † ∆ F	52	45

New Middle East Other Assets GmbH (acquired 8/2/13, cost $29) (Private)
(Germany) † ∆ F	22	19

Stericycle, Inc. † S	263,200	20,087,424

Waste Connections, Inc. (Canada)	462,750	29,810,355

		49,897,843

Multi-Cap Growth Fund 23

COMMON STOCKS (98.3%)* cont.	Shares	Value

Construction materials (0.5%)

Summit Materials, Inc. Class A †	656,800	$18,961,816

		18,961,816

Consumer finance (0.8%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,831,199) (Private) † ∆∆ F	642,526	1,812,887

Synchrony Financial	1,048,400	31,263,288

		33,076,175

Containers and packaging (1.2%)

RPC Group PLC (United Kingdom)	2,007,583	19,663,114

Sealed Air Corp.	628,000	28,109,280

		47,772,394

Energy equipment and services (0.9%)

Halliburton Co.	686,600	29,324,686

Select Energy Services Class A † F	577,015	7,010,732

		36,335,418

Equity real estate investment trusts (REITs) (0.6%)

Gaming and Leisure Properties, Inc. R	669,600	25,223,832

		25,223,832

Food and staples retail (1.8%)

Walgreens Boots Alliance, Inc.	902,791	70,697,563

		70,697,563

Health-care equipment and supplies (8.1%)

Becton Dickinson and Co.	548,037	106,927,499

Boston Scientific Corp. †	1,720,869	47,702,489

Danaher Corp.	956,300	80,702,157

DENTSPLY Sirona, Inc.	223,000	14,459,320

GenMark Diagnostics, Inc. †	920,982	10,895,217

Hoya Corp. (Japan)	204,400	10,600,269

Intuitive Surgical, Inc. †	53,700	50,229,369

Penumbra, Inc. † S	120,662	10,588,091

		332,104,411

Health-care providers and services (2.4%)

Humana, Inc.	155,100	37,320,162

UnitedHealth Group, Inc.	313,400	58,110,628

		95,430,790

Hotels, restaurants, and leisure (2.7%)

Dave & Buster’s Entertainment, Inc. †	323,922	21,544,052

Hilton Worldwide Holdings, Inc.	455,667	28,183,004

Las Vegas Sands Corp.	377,600	24,124,864

Lindblad Expeditions Holdings, Inc. †	1,860,890	19,539,345

Yum China Holdings, Inc. (China) †	405,200	15,977,036

		109,368,301

Household durables (0.6%)

FabFurnish GmbH (acquired 8/2/13, cost $69) (Private) (Germany) † F	104	89

PulteGroup, Inc. S	988,200	24,240,546

		24,240,635

Household products (0.4%)

Colgate-Palmolive Co.	212,600	15,760,038

		15,760,038

24 Multi-Cap Growth Fund

COMMON STOCKS (98.3%)* cont.	Shares	Value

Insurance (0.6%)

Prudential PLC (United Kingdom)	991,334	$22,737,374

		22,737,374

Internet and direct marketing retail (5.8%)

Amazon.com, Inc. †	156,877	151,856,936

Delivery Hero Holding GmbH (acquired 6/12/15, cost $6,354,151) (Private)
(Germany) † ∆∆ F	247,500	7,072,705

Expedia, Inc.	204,200	30,415,590

Global Fashion Group SA (acquired 8/2/13, cost $3,488,697) (Private)
(Luxembourg) † ∆ F	82,353	771,568

Priceline Group, Inc. (The) †	22,990	43,003,255

		233,120,054

Internet software and services (11.5%)

Alibaba Group Holding, Ltd. ADR (China) † S	491,850	69,301,665

Alphabet, Inc. Class C †	253,060	229,963,210

Facebook, Inc. Class A †	724,113	109,326,581

Instructure, Inc. †	388,400	11,457,800

LogMeIn, Inc.	156,200	16,322,900

Okta, Inc. † S	120,932	2,757,250

Tencent Holdings, Ltd. (China)	730,400	26,119,627

		465,249,033

IT Services (4.5%)

Fidelity National Information Services, Inc.	480,500	41,034,700

Visa, Inc. Class A	1,517,900	142,348,662

		183,383,362

Life sciences tools and services (1.8%)

Agilent Technologies, Inc.	1,069,400	63,426,114

Bio-Rad Laboratories, Inc. Class A †	45,800	10,364,998

		73,791,112

Machinery (3.0%)

Cummins, Inc.	150,000	24,333,000

Dover Corp.	297,100	23,833,362

Fortive Corp.	378,400	23,971,640

KION Group AG (Germany)	192,660	14,725,515

Middleby Corp. (The) † S	265,800	32,297,358

		119,160,875

Media (3.7%)

Charter Communications, Inc. Class A †	130,300	43,891,555

Comcast Corp. Class A	886,200	34,490,904

DISH Network Corp. Class A †	194,900	12,231,924

Live Nation Entertainment, Inc. †	1,041,827	36,307,671

Walt Disney Co. (The)	191,400	20,336,250

		147,258,304

Oil, gas, and consumable fuels (1.9%)

Cheniere Energy, Inc. †	359,200	17,496,632

EOG Resources, Inc.	211,700	19,163,084

Plains GP Holdings LP Class A	725,217	18,971,677

Suncor Energy, Inc. (Canada)	651,900	19,035,480

		74,666,873

Multi-Cap Growth Fund 25

COMMON STOCKS (98.3%)* cont.	Shares	Value

Pharmaceuticals (0.8%)

Cardiome Pharma Corp. (Canada) †	934,800	$4,225,296

Jazz Pharmaceuticals PLC †	183,467	28,529,119

		32,754,415

Professional services (0.4%)

IHS Markit, Ltd. (United Kingdom) † S	382,500	16,845,300

		16,845,300

Real estate management and development (—%)

RE/MAX Holdings, Inc. Class A	5,094	285,519

		285,519

Road and rail (2.9%)

Norfolk Southern Corp.	953,382	116,026,589

		116,026,589

Semiconductors and semiconductor equipment (4.3%)

Applied Materials, Inc.	833,600	34,436,016

Broadcom, Ltd.	254,800	59,381,140

Cavium, Inc. †	176,100	10,941,093

KLA-Tencor Corp.	146,100	13,369,611

Micron Technology, Inc. †	553,500	16,527,510

NVIDIA Corp.	132,000	19,081,920

Qorvo, Inc. †	281,600	17,830,912

		171,568,202

Software (7.5%)

Adobe Systems, Inc. †	371,200	52,502,528

Microsoft Corp.	2,230,500	153,748,365

Pegasystems, Inc.	101,600	5,928,360

Proofpoint, Inc. † S	230,900	20,049,047

RealPage, Inc. †	457,700	16,454,315

salesforce.com, Inc. †	478,100	41,403,460

ServiceNow, Inc. †	127,500	13,515,000

		303,601,075

Specialty retail (2.5%)

Home Depot, Inc. (The)	536,400	82,283,760

Ulta Salon, Cosmetics & Fragrance, Inc. †	60,800	17,470,272

		99,754,032

Technology hardware, storage, and peripherals (4.0%)

Apple, Inc.	1,122,732	161,695,863

		161,695,863

Textiles, apparel, and luxury goods (0.6%)

Adidas AG (Germany)	130,536	25,010,124

		25,010,124

Wireless telecommunication services (0.2%)

T-Mobile US, Inc. †	135,300	8,201,886

		8,201,886

Total common stocks (cost $2,948,523,218)		$3,962,175,587

26 Multi-Cap Growth Fund

CONVERTIBLE PREFERRED STOCKS (0.4%)*	Shares	Value

Becton Dickinson and Co. Ser. A, $3.063 cv. pfd. †	132,091	$7,235,945

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$4,999) (Private) † ∆∆ F	1,754	4,949

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$95,634) (Private) † ∆∆ F	30,360	94,678

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$224,601) (Private) † ∆∆ F	44,126	222,355

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $325,791) (Private) † ∆∆ F	64,006	322,533

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $182,702) (Private) † ∆∆ F	33,279	180,875

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15,
cost $551,501) (Private) † ∆∆ F	71,810	545,986

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,546,855) (Private) † ∆∆ F	542,756	1,531,386

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15,
cost $1,955,989) (Private) † ∆∆ F	686,312	1,936,429

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15,
cost $5,967,941) (Private) † ∆∆ F	2,096,000	5,908,205

UNEXT.com, LLC zero % cv. pfd. (acquired 4/14/00, cost $10,451,238)
(Private) † ∆∆ F	125,000	—

Total convertible preferred stocks (cost $27,911,801)		$17,983,341

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Neuralstem, Inc. Ser. K F	1/9/22	$42.00	55,497	$—

Total warrants (cost $—)				$—

	Principal amount/
SHORT-TERM INVESTMENTS (4.3%)*		shares	Value

Putnam Cash Collateral Pool, LLC 1.24% [d]	Shares	127,054,475	$127,054,475

Putnam Short Term Investment Fund 1.07% L	Shares	41,210,183	41,210,183

U.S. Treasury Bills 0.884%, 8/10/17 # ∆		$1,135,000	1,133,956

U.S. Treasury Bills 0.895%, 8/3/17 #		175,000	174,872

U.S. Treasury Bills 0.783%, 7/20/17 # ∆		3,206,000	3,204,817

U.S. Treasury Bills 0.767%, 7/13/17		1,121,000	1,120,759

U.S. Treasury Bills 0.772%, 7/6/17		885,000	884,944

Total short-term investments (cost $174,783,740)			$174,784,006

TOTAL INVESTMENTS

Total investments (cost $3,151,218,759)			$4,154,942,934

Key to holding’s abbreviations

ADR       American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through June 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $4,031,204,322.

Multi-Cap Growth Fund 27

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $20,404,709, or 0.5% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 9 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 9). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $1,004,782 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 6/30/17 (aggregate face value $78,958,150)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	9/20/17	$31,231,809	$30,886,221	$(345,588)

JPMorgan Chase Bank N.A.

	Euro	Sell	9/20/17	36,610,072	36,002,286	(607,786)

UBS AG

	Euro	Sell	9/20/17	12,273,194	12,069,643	(203,551)

Total						$(1,156,925)

FUTURES CONTRACTS OUTSTANDING at 6/30/17

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Long)	53	$5,991,915	Sep-17	$(105,058)

Russell 2000 Index Mini (Long)	21	1,485,015	Sep-17	(5,854)

S&P 500 Index E-Mini (Long)	149	18,035,705	Sep-17	(161,820)

S&P Mid Cap 400 Index E-Mini (Long)	26	4,539,860	Sep-17	(27,529)

Total				$(300,261)

28 Multi-Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$630,907,088	$—	$7,844,362

Consumer staples	182,037,575	—	—

Energy	103,991,559	7,010,732	—

Financials	257,030,558	—	1,812,887

Health care	671,365,217	—	2,916,032

Industrials	573,346,427	—	64

Information technology	1,285,497,535	—	—

Materials	204,704,314	—	—

Real estate	25,509,351	—	—

Telecommunication services	8,201,886	—	—

Total common stocks	3,942,591,510	7,010,732	12,573,345

Convertible preferred stocks	7,235,945	—	10,747,396

Warrants	—	—	—

Short-term investments	41,210,183	133,573,823	—

Totals by level	$3,991,037,638	$140,584,555	$23,320,741

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,156,925)	$—

Futures contracts	(300,261)	—	—

Totals by level	$(300,261)	$(1,156,925)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 29

Statement of assets and liabilities 6/30/17

ASSETS

Investment in securities, at value, including $124,868,059 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,982,954,101)	$3,986,678,276
Affiliated issuers (identified cost $168,264,658) (Notes 1 and 9)	168,264,658

Foreign currency (cost $12) (Note 1)	13

Dividends, interest and other receivables	3,643,643

Receivable for shares of the fund sold	945,025

Receivable for investments sold	13,873,482

Receivable for variation margin on futures contracts (Note 1)	5,675

Prepaid assets	48,709

Total assets	4,173,459,481

LIABILITIES

Payable for investments purchased	2,393,347

Payable for shares of the fund repurchased	3,247,541

Payable for compensation of Manager (Note 2)	1,705,583

Payable for custodian fees (Note 2)	35,933

Payable for investor servicing fees (Note 2)	1,197,119

Payable for Trustee compensation and expenses (Note 2)	2,528,251

Payable for administrative services (Note 2)	15,492

Payable for distribution fees (Note 2)	2,410,804

Unrealized depreciation on forward currency contracts (Note 1)	1,156,925

Collateral on securities loaned, at value (Note 1)	127,054,475

Other accrued expenses	509,689

Total liabilities	142,255,159

Net assets	$4,031,204,322

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,852,594,125

Undistributed net investment income (Note 1)	21,304,450

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	155,035,521

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,002,270,226

Total — Representing net assets applicable to capital shares outstanding	$4,031,204,322

(Continued on next page)

30 Multi-Cap Growth Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,648,574,309 divided by 43,556,487 shares)	$83.77

Offering price per class A share (100/94.25 of $83.77)*	$88.88

Net asset value and offering price per class B share ($57,978,811 divided by 869,255 shares)**	$66.70

Net asset value and offering price per class C share ($66,307,230 divided by 919,725 shares)**	$72.09

Net asset value and redemption price per class M share ($50,677,690 divided by 691,499 shares)	$73.29

Offering price per class M share (100/96.50 of $73.29)*	$75.95

Net asset value, offering price and redemption price per class R share
($7,929,570 divided by 97,573 shares)	$81.27

Net asset value, offering price and redemption price per class Y share
($199,736,712 divided by 2,237,466 shares)	$89.27

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 31

Statement of operations Year ended 6/30/17

INVESTMENT INCOME

Dividends (net of foreign tax of $479,664)	$52,273,992

Interest (including interest income of $321,773 from investments in affiliated issuers) (Note 9)	333,227

Securities lending (net of expenses) (Notes 1 and 9)	642,981

Total investment income	53,250,200

EXPENSES

Compensation of Manager (Note 2)	19,575,498

Investor servicing fees (Note 2)	7,699,510

Custodian fees (Note 2)	60,966

Trustee compensation and expenses (Note 2)	230,900

Distribution fees (Note 2)	10,279,780

Administrative services (Note 2)	111,986

Other	1,209,163

Total expenses	39,167,803

Expense reduction (Note 2)	(190,920)

Net expenses	38,976,883

Net investment income	14,273,317

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	436,642,997

Net realized gain on forward currency contracts (Note 1)	3,667,185

Net realized loss on foreign currency transactions (Note 1)	(132,311)

Net realized gain on swap contracts (Note 1)	60,030

Net realized gain on futures contracts (Note 1)	3,813,731

Net unrealized appreciation of securities in unaffiliated issuers during the year	375,745,068

Net unrealized depreciation of forward currency contracts during the year	(1,486,076)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	7,692

Net unrealized appreciation of swap contracts during the year	708,639

Net unrealized depreciation of futures contracts during the year	(299,703)

Net gain on investments	818,727,252

Net increase in net assets resulting from operations	$833,000,569

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 6/30/17	Year ended 6/30/16

Operations
Net investment income	$14,273,317	$1,782,596

Net realized gain (loss) on investments
and foreign currency transactions	444,051,632	(128,897,270)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	374,675,620	(18,646,582)

Net increase (decrease) in net assets resulting
from operations	833,000,569	(145,761,256)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(17,296,398)

Class M	—	(36,804)

Class R	—	(20,857)

Class Y	—	(1,100,351)

Net realized short-term gain on investments

Class A	—	(62,661,803)

Class B	—	(1,636,870)

Class C	—	(1,345,015)

Class M	—	(1,116,124)

Class R	—	(149,211)

Class Y	—	(2,619,868)

From return of capital
Class A	—	(2,284,474)

Class B	—	(59,676)

Class C	—	(49,036)

Class M	—	(40,691)

Class R	—	(5,440)

Class Y	—	(95,513)

From net realized long-term gain on investments
Class A	—	(301,726,337)

Class B	—	(7,881,784)

Class C	—	(6,476,457)

Class M	—	(5,374,312)

Class R	—	(718,472)

Class Y	—	(12,615,071)

Increase (decrease) from capital share transactions (Note 4)	(341,872,934)	109,391,332

Total increase (decrease) in net assets	491,127,635	(461,680,488)

NET ASSETS

Beginning of year	3,540,076,687	4,001,757,175

End of year (including undistributed net investment
income of $21,304,450 and $369,671, respectively)	$4,031,204,322	$3,540,076,687

The accompanying notes are an integral part of these financial statements.

Multi-Cap Growth Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From						of expenses	investment
	value,		and unrealized	Total from	From	net realized	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	return	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	investments	of capital	distributions	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

June 30, 2017	$67.21	.30 [e]	16.26	16.56	—	—	—	—	$83.77	24.64	$3,648,574	1.01	.40 [e]	76

June 30, 2016	78.35	.05	(2.64)	(2.59)	(.39)	(8.11)	(.05)	(8.55)	67.21	(3.56)	3,221,906	1.03 [d]	.07 [d]	58

June 30, 2015	81.46	.05	6.70	6.75	(.24)	(9.62)	—	(9.86)	78.35	8.53	3,627,975	1.04	.06	69

June 30, 2014	62.31	.27	19.05	19.32	(.17)	—	—	(.17)	81.46	31.03	3,622,814	1.04	.37	88

June 30, 2013	52.15	.19	10.20	10.39	(.23)	—	—	(.23)	62.31	19.98	3,004,507	1.08	.32	78

Class B

June 30, 2017	$53.91	(.21) [e]	13.00	12.79	—	—	—	—	$66.70	23.72	$57,979	1.76	(.35) [e]	76

June 30, 2016	64.63	(.39)	(2.17)	(2.56)	—	(8.11)	(.05)	(8.16)	53.91	(4.30)	63,183	1.78 [d]	(.68) [d]	58

June 30, 2015	69.07	(.46)	5.64	5.18	—	(9.62)	—	(9.62)	64.63	7.73	82,571	1.79	(.69)	69

June 30, 2014	53.11	(.24)	16.20	15.96	—	—	—	—	69.07	30.05	95,550	1.79	(.39)	88

June 30, 2013	44.60	(.21)	8.72	8.51	—	—	—	—	53.11	19.08	93,740	1.83	(.43)	78

Class C

June 30, 2017	$58.28	(.23) [e]	14.04	13.81	—	—	—	—	$72.09	23.70	$66,307	1.76	(.35) [e]	76

June 30, 2016	69.19	(.41)	(2.34)	(2.75)	—	(8.11)	(.05)	(8.16)	58.28	(4.29)	60,469	1.78 [d]	(.68) [d]	58

June 30, 2015	73.30	(.49)	6.00	5.51	—	(9.62)	—	(9.62)	69.19	7.74	66,682	1.79	(.69)	69

June 30, 2014	56.37	(.25)	17.18	16.93	—	—	—	—	73.30	30.03	63,105	1.79	(.38)	88

June 30, 2013	47.33	(.22)	9.26	9.04	—	—	—	—	56.37	19.10	50,514	1.83	(.43)	78

Class M

June 30, 2017	$59.09	(.07) [e]	14.27	14.20	—	—	—	—	$73.29	24.03	$50,678	1.51	(.10) [e]	76

June 30, 2016	69.92	(.27)	(2.35)	(2.62)	(.05)	(8.11)	(.05)	(8.21)	59.09	(4.05)	45,684	1.53 [d]	(.43) [d]	58

June 30, 2015	73.81	(.31)	6.04	5.73	—	(9.62)	—	(9.62)	69.92	8.00	57,797	1.54	(.44)	69

June 30, 2014	56.62	(.09)	17.28	17.19	—	—	—	—	73.81	30.36	57,211	1.54	(.14)	88

June 30, 2013	47.42	(.09)	9.29	9.20	—	—	—	—	56.62	19.40	47,819	1.58	(.18)	78

Class R

June 30, 2017	$65.36	.11 [e]	15.80	15.91	—	—	—	—	$81.27	24.34	$7,930	1.26	.15 [e]	76

June 30, 2016	76.43	(.12)	(2.59)	(2.71)	(.20)	(8.11)	(.05)	(8.36)	65.36	(3.82)	6,378	1.28 [d]	(.17) [d]	58

June 30, 2015	79.65	(.15)	6.56	6.41	(.01)	(9.62)	—	(9.63)	76.43	8.28	8,888	1.29	(.19)	69

June 30, 2014	60.96	.09	18.62	18.71	(.02)	—	—	(.02)	79.65	30.69	9,313	1.29	.13	88

June 30, 2013	51.03	.05	9.97	10.02	(.09)	—	—	(.09)	60.96	19.67	7,381	1.33	.08	78

Class Y

June 30, 2017	$71.44	.52 [e]	17.31	17.83	—	—	—	—	$89.27	24.96	$199,737.76		.64 [e]	76

June 30, 2016	82.75	.24	(2.80)	(2.56)	(.59)	(8.11)	(.05)	(8.75)	71.44	(3.32)	142,456	.78 [d]	.32 [d]	58

June 30, 2015	85.51	.26	7.04	7.30	(.44)	(9.62)	—	(10.06)	82.75	8.80	157,844.79		.30	69

June 30, 2014	65.37	.47	20.00	20.47	(.33)	—	—	(.33)	85.51	31.37	173,998.79		.62	88

June 30, 2013	54.70	.35	10.69	11.04	(.37)	—	—	(.37)	65.37	20.27	134,628.83		.57	78

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Multi-Cap Growth Fund	Multi-Cap Growth Fund 35

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.22	0.29%

Class B	0.18	0.30

Class C	0.19	0.29

Class M	0.19	0.29

Class R	0.21	0.28

Class Y	0.22	0.27

The accompanying notes are an integral part of these financial statements.

36 Multi-Cap Growth Fund

Notes to financial statements 6/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through June 30, 2017.

Putnam Multi-Cap Growth Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Multi-Cap Growth Fund 37

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash

38 Multi-Cap Growth Fund

dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market

Multi-Cap Growth Fund 39

for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,156,925 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $804,337 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $127,054,475 and the value of securities loaned amounted to $124,868,059.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

40 Multi-Cap Growth Fund

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2017, the fund had a capital loss carryover of $17,691,992 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$17,691,992	N/A	$17,691,992	June 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts and corporate action adjustments to basis and income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $6,661,462 to increase undistributed net investment income, $59,697 to increase paid-in capital and $6,721,159 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,052,504,107
Unrealized depreciation	(57,178,154)

Net unrealized appreciation	995,325,953
Undistributed ordinary income	20,147,525
Capital loss carryforward	(17,691,992)
Undistributed long-term gain	180,825,474
Cost for federal income tax purposes	$3,159,616,981

Multi-Cap Growth Fund 41

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 3000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/–0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.555% of the fund’s average net assets before a decrease of $1,544,263 (0.041% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam

42 Multi-Cap Growth Fund

Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$6,995,351	Class R	14,211

Class B	124,958	Class Y	336,659

Class C	130,080	Total	$7,699,510

Class M	98,251

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $7,991 under the expense offset arrangements and by $182,929 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,977, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$8,624,751

Class B	1.00%	1.00%	615,551

Class C	1.00%	1.00%	641,206

Class M	1.00%	0.75%	363,194

Class R	1.00%	0.50%	35,078

Total			$10,279,780

Multi-Cap Growth Fund 43

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $181,623 and $2,942 from the sale of class A and class M shares, respectively, and received $40,025 and $1,133 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $196 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$2,850,843,677	$3,205,581,402
U.S. government securities (Long-term)	—	—

Total	$2,850,843,677	$3,205,581,402

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	920,144	$70,046,484	1,151,360	$80,826,475

Shares issued in connection with
reinvestment of distributions	—	—	5,245,517	360,839,096

	920,144	70,046,484	6,396,877	441,665,571

Shares repurchased	(5,304,773)	(401,008,983)	(4,759,183)	(332,874,685)

Net increase (decrease)	(4,384,629)	$(330,962,499)	1,637,694	$108,790,886

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	75,042	$4,417,439	99,901	$5,684,014

Shares issued in connection with
reinvestment of distributions	—	—	168,169	9,319,923

	75,042	4,417,439	268,070	15,003,937

Shares repurchased	(377,699)	(22,745,646)	(373,798)	(21,130,028)

Net decrease	(302,657)	$(18,328,207)	(105,728)	$(6,126,091)

44 Multi-Cap Growth Fund

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	103,686	$6,879,341	108,633	$6,751,700

Shares issued in connection with
reinvestment of distributions	—	—	121,714	7,290,693

	103,686	6,879,341	230,347	14,042,393

Shares repurchased	(221,593)	(14,667,716)	(156,531)	(9,377,336)

Net increase (decrease)	(117,907)	$(7,788,375)	73,816	$4,665,057

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	13,330	$896,876	19,555	$1,227,338

Shares issued in connection with
reinvestment of distributions	—	—	105,986	6,428,040

	13,330	896,876	125,541	7,655,378

Shares repurchased	(94,947)	(6,308,028)	(179,025)	(10,834,446)

Net decrease	(81,617)	$(5,411,152)	(53,484)	$(3,179,068)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	14,314	$1,062,886	38,675	$2,846,110

Shares issued in connection with
reinvestment of distributions	—	—	13,334	893,403

	14,314	1,062,886	52,009	3,739,513

Shares repurchased	(14,322)	(1,023,874)	(70,721)	(4,926,632)

Net increase (decrease)	(8)	$39,012	(18,712)	$(1,187,119)

	YEAR ENDED 6/30/17		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	614,729	$50,463,409	204,760	$15,210,591

Shares issued in connection with
reinvestment of distributions	—	—	215,167	15,711,526

	614,729	50,463,409	419,927	30,922,117

Shares repurchased	(371,293)	(29,885,122)	(333,318)	(24,494,450)

Net increase	243,436	$20,578,287	86,609	$6,427,667

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Multi-Cap Growth Fund 45

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	90

Forward currency contracts (contract amount)	$93,900,000

OTC total return swap contracts (notional)	$2,800,000

Warrants (number of warrants)	1,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$1,156,925

Payables, Net assets —
Equity contracts	Receivables	—	Unrealized depreciation	300,261*

Total		$—		$1,457,186

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$3,667,185	$—	$3,667,185
Equity contracts	(1,384,854)	3,813,731	—	60,030	2,488,907

Total	$(1,384,854)	$3,813,731	$3,667,185	$60,030	$6,156,092

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$(1,486,076)	$—	$(1,486,076)

Equity contracts	1,287,468	(299,703)	—	708,639	1,696,404

Total	$1,287,468	$(299,703)	$(1,486,076)	$708,639	$210,328

46 Multi-Cap Growth Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	UBS AG	Total

Assets:

Futures contracts§	$—	$—	$ 5,675	$—	$ 5,675

Forward currency contracts #	—	—	—	—	—

Total Assets	$—	$—	$5,675	$—	$5,675

Liabilities:

Futures contracts§	—	—	—	—	—

Forward currency contracts #	345,588	607,786	—	203,551	1,156,925

Total Liabilities	$345,588	$607,786	$—	$203,551	$1,156,925

Total Financial and Derivative Net Assets	$(345,588)	$(607,786)	$5,675	$(203,551)	$(1,151,250)

Total collateral received (pledged)†##	$(271,794)	$(381,618)	$—	$(150,925)

Net amount	$(73,794)	$(226,168)	$5,675	$(52,626)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

Note 8: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

Multi-Cap Growth Fund 47

Note 9: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

						Change in
						unrealized	Shares
	Fair value as of	Purchase	Sale	Investment	Realized	appreciation	outstanding at	Fair value as of
Affiliate	6/30/16	cost	proceeds	income	gain (loss)	(depreciation)	period end	6/30/17

Short-term investments
Putnam Cash Collateral Pool, LLC*	$142,201,300	$1,295,408,974	$1,310,555,799	$1,291,802	$—	$—	$127,054,475	$127,054,475

Putnam Short Term Investment Fund**	42,433,371	962,172,859	963,396,047	321,773	—	—	41,210,183	41,210,183

Total Short-term investments	184,634,671	2,257,581,833	2,273,951,846	1,613,575	—	—	168,264,658	168,264,658

Common stocks***

Health care

HTG Molecular Diagnostics, Inc. †	962,203	—	—	—	—	—	—	—

Total Common stocks	962,203	—	—	—	—	—	—	—

Totals	$185,596,874	$2,257,581,833	$2,273,951,846	$ 1,613,575	$—	$—	$168,264,658	$168,264,658

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

*** Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

† Due to an additional issuance of shares by the issuer, security was only in affiliation for a portion of the reporting period.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $198,908,021 as a capital gain dividend with respect to the taxable year ended June 30, 2017, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 Multi-Cap Growth Fund	Multi-Cap Growth Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill
Born 1954, Trustee since 2017
Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

50 Multi-Cap Growth Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2017, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Multi-Cap Growth Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 Multi-Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Katinka Domotorffy	and Clerk
Putnam Investments Limited	Catharine Bond Hill
57–59 St James’s Street	Paul L. Joskow	Janet C. Smith
London, England SW1A 1LD	Robert E. Patterson	Vice President,
	George Putnam, III	Principal Financial Officer,
Marketing Services	Robert L. Reynolds	Principal Accounting Officer,
Putnam Retail Management	Manoj P. Singh	and Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Custodian	President	Assistant Treasurer
State Street Bank
	Jonathan S. Horwitz	Mark C. Trenchard
Legal Counsel	Executive Vice President,	Vice President and
Ropes & Gray LLP	Principal Executive Officer,	BSA Compliance Officer
and Compliance Liaison
Independent Registered Public		Nancy E. Florek
Accounting Firm	Robert T. Burns	Vice President, Director of
PricewaterhouseCoopers LLP	Vice President and	Proxy Voting and Corporate
	Chief Legal Officer	Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Multi-Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN013 306781 8/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2017	$152,408	$ —	$8,169	$ —
June 30, 2016	$147,465	$ —	$5,989	$ —

For the fiscal years ended June 30, 2017 and June 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $360,062 and $636,425 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2017	$ —	$351,893	$ —	$ —

June 30, 2016	$ —	$630,436	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Multi-Cap Growth Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 25, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 25, 2017